UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 3, 2006


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
              -----------------------------------------------------
                 (State or other jurisdiction of incorporation)


            000-27241                                        94-3226488
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           (Commission                                     (IRS Employer
          File Number)                                   Identification No.)


 777 Mariners Island Boulevard, San Mateo, California            94404
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       (Address of principal executive offices)               (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneoustly satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

      On April 3, 2006, Keynote Systems, Inc. ("Keynote") entered into a definitive share purchase and transfer agreement (the "Purchase Agreement") to acquire SIGOS Systemintegration GmbH ("SIGOS"). Pursuant to the terms of the Purchase Agreement, Keynote will acquire all the outstanding shares of SIGOS for approximately $30 million in cash. Of the cash issued at closing, approximately $6 million is being withheld by Keynote for specified holdbacks. In addition, Keynote will pay earn-out proceeds up to an additional $9.6 million in cash if certain revenue and profitability milestones are achieved in calendar 2006. The shares of SIGOS were previously held by Messrs. Helmut Friedel, Johannes Reis, Erich Weikert, Johann Banken, Adil Kaya, Martin Lohlein, and Norbert Neumeister. Keynote will operate SIGOS as a wholly owned subsidiary and rename the company Keynote SIGOS. Johannes Reis, CEO of SIGOS will continue in his position as CEO of Keynote SIGOS and report to Umang Gupta, chairman and CEO of Keynote. The remainder of SIGOS's executive management is expected to remain in place. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to Keynote's Form 10-Q for the period ended March 31, 2006. A copy of the press release issued by Keynote on April 3, 2006 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01         Completion of Acquisition or Disposition of Assets.

      Under the Purchase Agreement, Keynote will acquire all the outstanding shares of SIGOS for approximately $30 million in cash. Of the cash issued at closing, approximately $6 million is being withheld by Keynote for specified holdbacks. In addition, Keynote will pay earn-out proceeds up to an additional $9.6 million in cash if certain revenue and profitability milestones are achieved in calendar 2006. The shares of SIGOS were previously held by Messrs. Helmut Friedel, Johannes Reis, Erich Weikert, Johann Banken, Adil Kaya, Martin Lohlein, and Norbert Neumeister. Keynote will operate SIGOS as a wholly owned subsidiary and rename the company Keynote SIGOS. Johannes Reis, CEO of SIGOS will continue in his position as CEO of Keynote SIGOS and report to Umang Gupta, chairman and CEO of Keynote. The remainder of SIGOS's executive management is expected to remain in place. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to Keynote's Form 10-Q for the period ended March 31, 2006. A copy of the press release issued by Keynote on April 3, 2006 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.


    (d)     Exhibits.


            Exhibit No.   Exhibit Title
            -----------   -------------


            99.1 Press Release, dated April 3, 2006, issued by Keynote Systems, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                KEYNOTE SYSTEMS, INC.



Date:  April 7, 2006            By:  /s/ Andrew Hamer
                                     -------------------------------------------
                                     Andrew Hamer
                                     Vice President and Chief Financial Officer

Item 9.01    Financial Statements and Exhibits.

    (d)     Exhibits.


            Exhibit No.   Exhibit Title
            -----------   -------------


            99.1 Press Release, dated April 3, 2006, issued by Keynote Systems, Inc.